Exhibit 99.1
Press Release
FOR IMMEDIATE RELEASE

PENGUIN SOLUTIONS REPORTS Q2 FISCAL 2026 FINANCIAL RESULTS
Raises Full Year Net Sales and EPS Outlook

Fremont, Calif. – April 1, 2026 – Penguin Solutions, Inc. (“Penguin Solutions,” “we,” “us,” or the “Company”) (Nasdaq: PENG) today reported financial results for the second quarter of fiscal 2026.
Second Quarter Fiscal 2026 Highlights
•Net sales of $343 million, down 6% versus the year-ago quarter
•GAAP gross margin of 27.3%, down 130 basis points versus the year-ago quarter
•Non-GAAP gross margin of 31.2%, up 40 basis points versus the year-ago quarter
•GAAP diluted EPS of $0.58 versus $0.09 in the year-ago quarter
•Non-GAAP diluted EPS of $0.52 for the current and year-ago quarters

“Enterprises, governments, and neocloud providers are racing to build AI factories, as platforms scale to power the next generation of inference workloads,” said Kash Shaikh, CEO of Penguin Solutions. “Our AI/HPC pipeline continues to expand, and we added five AI/HPC customers this quarter, including a Tier One financial institution deploying our MemoryAI CXL-based KV cache server. Memory is a critical scaling factor for AI inference, and that aligns with one of our core strengths. Reflecting strong memory demand and disciplined execution, we are raising our full-year net sales and EPS outlook.”

Quarterly Financial Results

	GAAP (1)			Non-GAAP (2)
(in thousands, except per share amounts)	Q2-26	Q1-26	Q2-25	Q2-26	Q1-26	Q2-25
Net sales:
Advanced Computing	$115,715	$151,452	$200,157	$115,715	$151,452	$200,157
Integrated Memory	171,629	136,521	105,260	171,629	136,521	105,260
Optimized LED	55,655	55,098	60,102	55,655	55,098	60,102
Total net sales	$342,999	$343,071	$365,519	$342,999	$343,071	$365,519

Gross profit	$93,702	$96,109	$104,648	$106,916	$102,921	$112,408
Operating income (loss)	25,689	19,582	18,488	45,254	41,528	49,090
Net income (loss) attributable to Penguin Solutions	37,452	5,270	8,082	34,107	32,391	33,836
Diluted earnings (loss) per share	$0.58	$0.04	$0.09	$0.52	$0.49	$0.52
(1)GAAP represents U.S. Generally Accepted Accounting Principles.
(2)Non-GAAP represents GAAP excluding the impact of certain activities. Further information regarding the Company’s use of non-GAAP measures and reconciliations between GAAP and non-GAAP measures are included within this press release.

Business Outlook
As of April 1, 2026, Penguin Solutions is providing the following financial outlook for fiscal year 2026:

Updated Outlook	GAAP Outlook	Adjustments		Non-GAAP Outlook
Net sales	12% YoY Growth +/-5%	—		12% YoY Growth +/-5%
Gross margin	26% +/- 0.5%	2%	(A)	28% +/- 0.5%
Operating expenses	$310 million +/- $5 million	($60) million	(B)(C)	$250 million +/- $5 million
Diluted earnings per share	$1.30 +/- $0.15	$0.85	(A)(B)(C)(D)(E)(F)	$2.15 +/- $0.15
Diluted shares	53 million	—		53 million

Non-GAAP adjustments (in millions)
(A) Stock-based compensation and amortization of acquisition-related intangibles included in cost of sales	$30
(B) Stock-based compensation and amortization of acquisition-related intangibles included in R&D and SG&A	50
(C) Other operating adjustments	10
(D) Other non-operating adjustments (1)	(20)
(E) Estimated income tax effects	(18)
(F) Estimated effect of allocation of earnings to participating securities	(7)
$45
(1)Primarily reflects net gains associated with non-marketable equity investments.

Previous Outlook	GAAP Outlook	Adjustments		Non-GAAP Outlook
Net sales	6% YoY Growth +/-10%	—		6% YoY Growth +/-10%
Gross margin	27% +/- 1%	2%	(A)	29% +/- 1%
Operating expenses	$307 million +/- $10 million	($57) million	(B)(C)	$250 million +/- $10 million
Diluted earnings per share	$0.85 +/- $0.25	$1.15	(A)(B)(C)(D)(E)(F)	$2.00 +/- $0.25
Diluted shares	55 million	—		55 million

Non-GAAP adjustments (in millions)
(A) Stock-based compensation and amortization of acquisition-related intangibles included in cost of sales	$30
(B) Stock-based compensation and amortization of acquisition-related intangibles included in R&D and SG&A	49
(C) Other operating adjustments	8
(D) Other non-operating adjustments (1)	3
(E) Estimated income tax effects	(20)
(F) Estimated effect of allocation of earnings to participating securities	(7)
$63
(1)Primarily reflects net losses associated with non-marketable equity investments.
Second Quarter Fiscal 2026 Earnings Conference Call and Webcast Details
Penguin Solutions will hold a conference call and webcast to discuss the second quarter fiscal 2026 results and related matters today, April 1, 2026, at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). Interested parties may access the call by registering online at https://events.q4inc.com/attendee/550562118, at which time registrants will receive dial-in information as well as a conference ID. The live webcast will also be accessible from the Penguin Solutions investor relations website (https://ir.penguinsolutions.com/investors/default.aspx) on the Events page, along with the related earnings press release and slide presentation. The webcast replay will be made available on the Quarterly Results page after the call concludes. An archived version of the webcast will be available on the Penguin Solutions investor relations website for approximately one year after the webcast date.
Use of Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 that are not historical in nature, that are predictive or that depend upon or refer to future events or conditions. These statements may include, but are not limited to, statements concerning or regarding future events and the future financial and operating performance of Penguin Solutions; statements regarding the extent and timing of and expectations regarding Penguin Solutions’ future net sales, sales mix and expenses; statements regarding Penguin Solutions’ strategic transformation, divestiture of its remaining interest in Zilia Technologies Indústria e Comércio de Componentes Eletrônicos Ltda., a sociedade limitada governed by the laws of Brazil (“Zilia Technologies”), business momentum, and emerging leadership position; statements regarding AI-related demand, customer pipeline, market opportunities and product performance; statements regarding projected demand for the second half of fiscal year 2026; statements regarding long-term effective tax rates; and statements regarding the business and financial outlook for fiscal year 2026 described under “Business Outlook” above.
These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipate,” “target,” “expect,” “estimate,” “intend,” “plan,” “goal,” “believe,” “could,” and other words of similar meaning. Forward-looking statements provide our current expectations or forecasts of future events, circumstances, results or aspirations and are subject to a number of significant risks, uncertainties and other factors, many of which are outside of our control, including but not limited to: global business and economic conditions, including the impact on the financial condition of our customers, particularly in challenging macroeconomic environments, growth and demand trends in technology industries (including trends and markets related to artificial intelligence), our customer markets and various geographic regions; uncertainties in the geopolitical environment, including those related to global conflicts, such as those in the Middle East and Ukraine, and the global effects thereof on international relations, transport, and trade; our ability to manage our cost structure; disruptions in our operations or supply chain as a result of global pandemics, tariffs or other factors; changes in trade regulations and tariffs or adverse developments in international trade relations and agreements; changes in currency exchange rates; overall information technology spending, including changes in customer spending on our products and services; appropriations for government spending; the success of our strategic initiatives including the U.S. Domestication (as defined below) and our ability to realize the anticipated benefits thereof, our rebranding and related strategy, any existing or potential collaborations and additional investments in new products and additional capacity; acquisitions of companies or technologies and the failure to successfully integrate and operate them or customers’ negative reactions to them; issues, delays or complications in integrating the operations of Stratus Technologies; failure to achieve the intended benefits of the sale of Zilia Technologies and its business, including the sale of our remaining 19% interest therein; the impact of and expected timing of winding down the manufacturing and discontinuing the sale of products offered through our Penguin Edge business; limitations on or changes in the availability of supply of materials and components; fluctuations in material costs; the temporary or volatile nature of pricing trends in memory or elsewhere; deterioration in customer relationships; our dependence on a select number of customers, and the timing and volume of customer orders and renewals; the impact of customer churn rates, including discounting and churn of significant customers from whom we derive a significant percentage of our revenue; changes in customer demand and sales mix; production or manufacturing difficulties; competitive factors; technological changes; difficulties with, or delays in, the introduction of new products; slowing or contraction of growth in the memory market, LED market or other markets in which we participate; changes to applicable tax regimes or rates; changes to the valuation allowance for our deferred tax assets, including any potential inability to realize these assets in the future; prices for the end products of our customers; strikes or labor disputes; deterioration in or loss of relations with any of our limited number of key vendors; the inability to maintain or expand government business; potential sales of our common stock by the holder of our issued convertible preferred stock or the anticipation of such sales; and the continuing availability of borrowings under revolving lines of credit or other debt arrangements and our ability to raise capital through debt or equity financings.

These and other risks, uncertainties and factors are described in greater detail under the sections titled “Risk Factors,” “Critical Accounting Estimates,” “Results of Operations,” “Quantitative and Qualitative Disclosures About Market Risk” and “Liquidity and Capital Resources” contained in the Annual Report on Form 10-K for the fiscal year ended August 29, 2025, as updated by the risk factors, if any, contained in our Quarterly Reports on Form 10-Q and in our other filings with the U.S. Securities and Exchange Commission (the “SEC”). Such risks, uncertainties and factors as outlined above and in such filings could cause our actual results to be materially different from such forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statements that we make in this press release speak only as of the date of this press release. Except as required by law, we do not undertake to update the forward-looking statements contained in this press release to reflect the impact of circumstances or events that may arise after the date that the forward-looking statements were made.
Statement Regarding Use of Non-GAAP Financial Measures
This press release and the accompanying tables contain the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP operating margin, non-GAAP effective tax rate, non-GAAP net income, non-GAAP weighted-average shares outstanding, non-GAAP diluted earnings per share and adjusted EBITDA. Penguin Solutions’ management uses these non-GAAP measures to supplement Penguin Solutions’ financial results under GAAP. Management uses these measures to analyze its operations and make decisions as to future operational plans and believes that this supplemental non-GAAP information is useful to investors in analyzing and assessing the Company’s past and future operating performance. These non-GAAP measures exclude certain items, such as stock-based compensation expense; amortization of acquisition-related intangible assets (consisting of amortization of developed technology, customer relationships and trademarks/trade names and backlog acquired in connection with business combinations); acquisition-related inventory adjustments; inventory write-off, stolen in-transit shipment; cost of sales-related restructuring; diligence, acquisition and integration expense; redomiciliation costs; restructuring charges; (gain) loss on disposition of equity investments; (gain) loss on non-marketable equity investments; impairment of goodwill; changes in the fair value of contingent consideration; (gains) losses from changes in foreign currency exchange rates; amortization of debt issuance costs; (gain) loss on extinguishment or prepayment of debt; gain on disposition of equity investment; other infrequent or unusual items and related tax effects and other tax adjustments. While amortization of acquisition-related intangible assets is excluded, the revenues from acquired companies are reflected in the Company’s non-GAAP measures and these intangible assets contribute to revenue generation. Management believes the presentation of operating results that exclude certain items provides useful supplemental information to investors and facilitates the analysis of the Company’s core operating results and comparison of operating results across reporting periods. Management also uses adjusted EBITDA, which represents GAAP net income (loss), adjusted for net interest expense; income tax provision (benefit); depreciation expense and amortization of intangible assets; stock-based compensation expense; cost of sales-related restructuring; diligence, acquisition and integration expense; redomiciliation costs; (gain) loss on dispositions of equity investments; (gain) loss on non-marketable equity investments; impairment of goodwill; restructuring charges; loss on extinguishment of debt and other infrequent or unusual items.
Our GAAP effective tax rate can vary significantly from quarter to quarter based on a variety of factors, including, but not limited to, discrete items which are recorded in the period they occur, the tax effects of certain items of income or expense, significant changes in our geographic earnings mix or changes to our strategy or business operations. We are unable to predict the timing and amounts of these items, which could significantly impact our GAAP effective tax rate, and therefore we are unable to reconcile our forward-looking non-GAAP effective tax rate measure to our GAAP effective tax rate.
Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, as they exclude important information about Penguin Solutions’ financial results, as noted above. The presentation of these adjusted amounts varies from amounts presented in accordance with GAAP and therefore may not be comparable to amounts reported by other companies. In addition, adjusted EBITDA does not purport to represent cash flow provided by, or used for, operating activities in accordance with GAAP and should not be used as a measure of liquidity. Investors are encouraged to review the “Reconciliation of GAAP to Non-GAAP Measures” tables below.

Explanatory Note

On June 30, 2025, we completed the redomiciliation of the parent company of our corporate group, Penguin Solutions (Cayman), Inc. (formerly known as Penguin Solutions, Inc.), a Cayman Islands exempted company (“Penguin Solutions Cayman”), from the Cayman Islands to the State of Delaware in the United States, resulting in Penguin Solutions, Inc., a Delaware corporation (“Penguin Solutions Delaware”), becoming our publicly traded parent company (the “U.S. Domestication”). Penguin Solutions Delaware is the successor issuer to Penguin Solutions Cayman. The U.S. Domestication was approved by the shareholders of Penguin Solutions Cayman and effected via a court-sanctioned scheme of arrangement under Cayman Islands law, pursuant to which each ordinary share of Penguin Solutions Cayman was exchanged for one share of common stock of Penguin Solutions Delaware, and each convertible preferred share of Penguin Solutions Cayman was exchanged for one share of convertible preferred stock of Penguin Solutions Delaware. Additional information about the U.S. Domestication was included in Penguin Solutions Cayman’s definitive proxy statement on Schedule 14A, filed with the SEC on May 2, 2025.

As used in this press release, unless stated otherwise or the context requires otherwise, the terms “Penguin Solutions,” “Company,” “we,” “our,” “us” or similar terms (i) for periods prior to the consummation of the U.S. Domestication, refer to Penguin Solutions Cayman and its consolidated subsidiaries and (ii) for periods at or after the consummation of the U.S. Domestication, refer to Penguin Solutions Delaware and its consolidated subsidiaries. Throughout this press release, we refer to our equity securities (i) for periods prior to the consummation of the U.S. Domestication, as ordinary shares and/or convertible preferred shares and (ii) for periods at or after the consummation of the U.S. Domestication, as shares of common stock and/or shares of convertible preferred stock.

About Penguin Solutions
The most transformative technological advancements are often the hardest to deploy and optimize. Penguin Solutions, the AI factory platform company, has the innovative technologies, skills, experience, and partnerships needed to turn your AI ambitions into reality.
In addition to our AI capabilities, Penguin Solutions offers memory and LED solutions serving a wide range of high-performance and specialized applications.
For more information, visit www.penguinsolutions.com.

Penguin Solutions, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended			Six Months Ended
	February 27, 2026	November 28, 2025	February 28, 2025	February 27, 2026	February 28, 2025
Net sales:
Advanced Computing	$115,715	$151,452	$200,157	$267,167	$377,583
Integrated Memory	171,629	136,521	105,260	308,150	201,966
Optimized LED	55,655	55,098	60,102	110,753	127,072
Total net sales	342,999	343,071	365,519	686,070	706,621
Cost of sales	249,297	246,962	260,871	496,259	504,161
Gross profit	93,702	96,109	104,648	189,811	202,460

Operating expenses:
Research and development	18,976	18,693	19,907	37,669	39,718
Selling, general and administrative	47,989	53,092	59,315	101,081	119,851
Impairment of goodwill	—	—	6,079	—	6,079
Other operating expense	1,048	4,742	859	5,790	968
Total operating expenses	68,013	76,527	86,160	144,540	166,616
Operating income	25,689	19,582	18,488	45,271	35,844

Non-operating (income) expense:
Interest expense, net	721	47	2,183	768	6,579
Other non-operating (income) expense	(27,983)	11,675	(209)	(16,308)	427
Total non-operating (income) expense	(27,262)	11,722	1,974	(15,540)	7,006
Income (loss) before taxes	52,951	7,860	16,514	60,811	28,838

Income tax provision (benefit)	14,410	1,805	7,643	16,215	14,003
Net income (loss)	38,541	6,055	8,871	44,596	14,835
Net income attributable to noncontrolling interest	1,089	785	789	1,874	1,536
Net income (loss) attributable to Penguin Solutions	37,452	5,270	8,082	42,722	13,299

Preferred stock dividends	3,033	3,033	2,600	6,066	2,600
Income available for distribution	34,419	2,237	5,482	36,656	10,699
Income allocated to participating securities	3,594	231	482	3,808	492
Net income available to common stockholders	$30,825	$2,006	$5,000	$32,848	$10,207

Earnings (loss) per share:
Basic	$0.59	$0.04	$0.09	$0.62	$0.19
Diluted	$0.58	$0.04	$0.09	$0.61	$0.19

Common stock used in per share calculations:
Basic	52,283	52,900	53,454	52,592	53,468
Diluted	53,186	54,991	54,384	54,031	54,484

Penguin Solutions, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(In thousands, except percentages)
(Unaudited)

	Three Months Ended			Six Months Ended
	February 27, 2026	November 28, 2025	February 28, 2025	February 27, 2026	February 28, 2025
GAAP gross profit	$93,702	$96,109	$104,648	$189,811	$202,460
Stock-based compensation expense	1,522	1,386	1,776	2,908	3,419
Amortization of acquisition-related intangibles	5,909	5,909	5,907	11,818	11,816
Inventory write-off, stolen in-transit shipment	5,783	—	—	5,783	—
Cost of sales-related restructuring	—	(483)	77	(483)	35
Other	—	—	—	—	(200)
Non-GAAP gross profit	$106,916	$102,921	$112,408	$209,837	$217,530

GAAP gross margin	27.3%	28.0%	28.6%	27.7%	28.7%
Effect of adjustments	3.9%	2.0%	2.2%	2.9%	2.1%
Non-GAAP gross margin	31.2%	30.0%	30.8%	30.6%	30.8%

GAAP operating expenses	$68,013	$76,527	$86,160	$144,540	$166,616
Stock-based compensation expense	(3,597)	(8,694)	(9,804)	(12,291)	(19,692)
Amortization of acquisition-related intangibles	(1,600)	(1,599)	(2,932)	(3,199)	(6,778)
Diligence, acquisition and integration expense	—	—	(567)	—	(1,400)
Redomiciliation costs	—	—	(2,359)	—	(3,602)
Impairment of goodwill	—	—	(6,079)	—	(6,079)
Restructuring charges	(1,048)	(4,742)	(859)	(5,790)	(968)
Other	(106)	(99)	(242)	(205)	(575)
Non-GAAP operating expenses	$61,662	$61,393	$63,318	$123,055	$127,522

GAAP operating income	$25,689	$19,582	$18,488	$45,271	$35,844
Stock-based compensation expense	5,119	10,080	11,580	15,199	23,111
Amortization of acquisition-related intangibles	7,509	7,508	8,839	15,017	18,594
Inventory write-off, stolen in-transit shipment	5,783	—	—	5,783	—
Cost of sales-related restructuring	—	(483)	77	(483)	35
Diligence, acquisition and integration expense	—	—	567	—	1,400
Redomiciliation costs	—	—	2,359	—	3,602
Impairment of goodwill	—	—	6,079	—	6,079
Restructuring charges	1,048	4,742	859	5,790	968
Other	106	99	242	205	375
Non-GAAP operating income	$45,254	$41,528	$49,090	$86,782	$90,008

GAAP operating margin	7.5%	5.7%	5.1%	6.6%	5.1%
Effect of adjustments	5.7%	6.4%	8.3%	6.0%	7.6%
Non-GAAP operating margin	13.2%	12.1%	13.4%	12.6%	12.7%

Penguin Solutions, Inc.
Reconciliation of GAAP to Non-GAAP Measures, Continued
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended			Six Months Ended
	February 27, 2026	November 28, 2025	February 28, 2025	February 27, 2026	February 28, 2025
GAAP net income (loss) attributable to Penguin Solutions	$37,452	$5,270	$8,082	$42,722	$13,299
Stock-based compensation expense	5,119	10,080	11,580	15,199	23,111
Amortization of acquisition-related intangibles	7,509	7,508	8,839	15,017	18,594
Inventory write-off, stolen in-transit shipment	5,783	—	—	5,783	—
Cost of sales-related restructuring	—	(483)	77	(483)	35
Diligence, acquisition and integration expense	—	—	567	—	1,400
Redomiciliation costs	—	—	2,359	—	3,602
Loss on non-marketable equity investment	—	10,000	—	10,000	—
Impairment of goodwill	—	—	6,079	—	6,079
Gain on disposition of equity investment	(27,036)	—	—	(27,036)	—
Restructuring charges	1,048	4,742	859	5,790	968
Amortization of debt issuance costs	658	658	950	1,316	1,903
Foreign currency (gains) losses	(1,015)	1,212	24	197	1,052
Other	106	956	242	1,062	375
Income tax effects	4,483	(7,552)	(5,822)	(3,069)	(10,064)
Non-GAAP net income attributable to Penguin Solutions	34,107	32,391	33,836	66,498	60,354

Preferred stock dividends	3,033	3,033	2,600	6,066	2,600
Non-GAAP income available for distribution	31,074	29,358	31,236	60,432	57,754
Income allocated to participating securities	3,195	2,990	2,706	6,154	2,610
Non-GAAP net income available to common stockholders	$27,879	$26,368	$28,530	$54,278	$55,144

Weighted-average shares outstanding - Diluted:
GAAP weighted-average shares outstanding	53,186	54,991	54,384	54,031	54,484
Adjustment for dilutive securities and capped calls	—	(1,228)	—	(128)	—
Non-GAAP weighted-average shares outstanding	53,186	53,763	54,384	53,903	54,484

Penguin Solutions, Inc.
Reconciliation of GAAP to Non-GAAP Measures, Continued
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended			Six Months Ended
	February 27, 2026	November 28, 2025	February 28, 2025	February 27, 2026	February 28, 2025
Diluted earnings (loss) per share:
GAAP diluted earnings (loss) per share	$0.58	$0.04	$0.09	$0.61	$0.19
Effect of adjustments	(0.06)	0.45	0.43	0.40	0.82
Non-GAAP diluted earnings per share	$0.52	$0.49	$0.52	$1.01	$1.01

Net income (loss) attributable to Penguin Solutions	$37,452	$5,270	$8,082	$42,722	$13,299
Interest expense, net	721	47	2,183	768	6,579
Income tax provision (benefit)	14,410	1,805	7,643	16,215	14,003
Depreciation expense and amortization of intangible assets	12,751	12,819	14,037	25,570	28,998
Stock-based compensation expense	5,119	10,080	11,580	15,199	23,111
Inventory write-off, stolen in-transit shipment	5,783	—	—	5,783	—
Cost of sales-related restructuring	—	(483)	77	(483)	35
Diligence, acquisition and integration expense	—	—	567	—	1,400
Redomiciliation costs	—	—	2,359	—	3,602
Impairment of goodwill	—	—	6,079	—	6,079
Gain on disposition of equity investment	(27,036)	—	—	(27,036)	—
Restructuring charges	1,048	4,742	859	5,790	968
Loss on non-marketable equity investment	—	10,000	—	10,000	—
Other	106	956	242	1,062	375
Adjusted EBITDA	$50,354	$45,236	$53,708	$95,590	$98,449

Penguin Solutions, Inc.
Consolidated Balance Sheets
(In thousands)
(Unaudited)

As of	February 27, 2026	August 29, 2025
Assets
Cash and cash equivalents	$489,172	$453,754
Accounts receivable, net	369,935	307,904
Accounts receivable, net - related party	674	—
Inventories	322,360	255,182
Other current assets	56,301	47,387
Total current assets	1,238,442	1,064,227
Property and equipment, net	86,890	92,603
Operating lease right-of-use assets	56,630	58,847
Intangible assets, net	73,474	87,754
Goodwill	145,895	145,895
Deferred tax assets	99,078	99,107
Other noncurrent assets	49,348	68,767
Total assets	$1,749,757	$1,617,200

Liabilities, Temporary Equity and Stockholders' Equity
Accounts payable and accrued expenses	$454,503	$318,761
Current debt	—	19,945
Deferred revenue	81,623	73,893
Other current liabilities	54,568	61,300
Total current liabilities	590,694	473,899
Long-term debt	442,777	441,893
Noncurrent operating lease liabilities	60,751	62,736
Other noncurrent liabilities	44,866	30,445
Total liabilities	1,139,088	1,008,973

Commitments and contingencies

Temporary equity
Preferred stock, $0.03 par value; authorized 30,000 shares; 200 shares of convertible preferred stock issued and outstanding as of February 27, 2026 and August 29, 2025. Redemption amount of $200,366 and $200,500 as of February 27, 2026 and August 29, 2025, respectively.	202,710	202,710

Penguin Solutions stockholders’ equity:
Common stock, $0.03 par value; authorized 200,000 shares; 64,199 shares issued and 51,213 outstanding as of February 27, 2026; 62,756 shares issued and 52,738 outstanding as of August 29, 2025.	1,926	1,883
Additional paid-in capital	572,719	551,712
Retained earnings	83,365	46,709
Treasury stock, 12,986 and 10,018 shares held as of February 27, 2026 and August 29, 2025, respectively	(263,210)	(206,076)
Accumulated other comprehensive income	14	18
Total Penguin Solutions stockholders’ equity	394,814	394,246
Noncontrolling interest in subsidiary	13,145	11,271
Total stockholders' equity	407,959	405,517
Total liabilities, temporary equity and stockholders' equity	$1,749,757	$1,617,200

Penguin Solutions, Inc.
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended			Six Months Ended
	February 27, 2026	November 28, 2025	February 28, 2025	February 27, 2026	February 28, 2025
Cash flows from operating activities
Net income (loss)	$38,541	$6,055	$8,871	$44,596	$14,835
Adjustments to reconcile net income (loss) from continuing operations to cash provided by (used for) operating activities
Depreciation expense and amortization of intangible assets	12,751	12,819	14,037	25,570	28,998
Amortization of debt issuance costs	658	658	950	1,316	1,903
Stock-based compensation expense	5,119	10,080	11,580	15,199	23,111
Loss on impairment of non-marketable equity investment	—	10,000	—	10,000	—
Impairment of goodwill	—	—	6,079	—	6,079
Gain on disposition of equity investment	(27,036)	—	—	(27,036)	—
Deferred income taxes, net	(55)	85	(48)	30	163
Other	(1,226)	2,129	(716)	903	(1,428)
Changes in operating assets and liabilities:
Accounts receivable	(28,641)	(34,064)	(54,755)	(62,705)	(78,640)
Inventories	(109,155)	41,977	47,215	(67,178)	(46,165)
Other assets	(1,933)	(876)	15,015	(2,809)	15,720
Accounts payable and accrued expenses and other liabilities	165,929	(17,805)	24,649	148,124	122,120
Net cash provided by (used for) operating activities	54,952	31,058	72,877	86,010	86,696

Cash flows from investing activities
Capital expenditures and deposits on equipment	(1,603)	(2,853)	(2,335)	(4,456)	(4,171)
Proceeds from sales and maturities of investment securities	—	—	11,055	—	14,835
Proceeds from disposition of equity investments	32,186	—	—	32,186	—
Purchases of held-to-maturity investment securities	—	—	(12,671)	—	(33,394)
Other	(319)	(521)	(398)	(840)	(541)
Net cash provided by (used for) investing activities	30,264	(3,374)	(4,349)	26,890	(23,271)

Penguin Solutions, Inc.
Consolidated Statements of Cash Flows, Continued
(In thousands)
(Unaudited)

	Three Months Ended			Six Months Ended
	February 27, 2026	November 28, 2025	February 28, 2025	February 27, 2026	February 28, 2025
Cash flows from financing activities
Proceeds from issuance of convertible preferred stock, net of issuance costs	—	—	191,182	—	191,182
Repayments of debt	(20,000)	—	—	(20,000)	—
Payments to acquire common stock	(36,941)	(20,193)	(6,472)	(57,134)	(17,595)
Payment of preferred stock cash dividends	(3,067)	(3,133)	(2,233)	(6,200)	(2,233)
Proceeds from issuance of common stock	2,513	3,339	382	5,852	3,742
Net cash used for financing activities	(57,495)	(19,987)	182,859	(77,482)	175,096

Net increase (decrease) in cash, cash equivalents and restricted cash	27,721	7,697	251,387	35,418	238,521
Cash, cash equivalents and restricted cash at beginning of period	461,767	454,070	370,611	454,070	383,477
Cash, cash equivalents and restricted cash at end of period	$489,488	$461,767	$621,998	$489,488	$621,998

Investor Contact:	PR Contact:
Suzanne Schmidt	Maureen O’Leary
Investor Relations	Corporate Communications
+1-510-360-8596	1-602-330-6846
ir@penguinsolutions.com	pr@penguinsolutions.com